EX-99.77O RULE 10F-3
<SEQUENCE>3
<FILENAME>vciiq77_10f3_2_29_13.txt
VALIC II SEMI-ANNUAL REPORT 02/29/13






Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Trulia, Inc.
Title of Security		Trulia, Inc. (TRLA) IPO


Date of First Offering			09/20/2012

Amount of Total Offering		 $102,000,000

Unit Price		$17.00

Underwriting Spread or Commission		$1.19

Number of Shares Purchased 		3,200

Dollar Amount of Purchases		$54,400

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.05%
by Portfolio

Percentage of Portfolio assets                  0.035%
applied to purchases

Percentage of offering purchased		4.11%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Deutsche Bank Securities

Underwriting Syndicate Members		J.P. Morgan Securities





Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Realogy Holdings Corp.
Title of Security		Realogy Holdings Corp. (RLGY) Equity


Date of First Offering			10/11/2012

Amount of Total Offering		 $1,080,000,000

Unit Price		$27.00

Underwriting Spread or Commission		$1.2825

Number of Shares Purchased 		10,200

Dollar Amount of Purchases		$275,400

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.03%
by Portfolio

Percentage of Portfolio assets                  0.039%
applied to purchases

Percentage of offering purchased		4.58%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		J.P. Morgan Securities







Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Whitewave Foods Company
Title of Security		Whitewave Foods Company (WWAV)


Date of First Offering			10/26/2012

Amount of Total Offering		 $391,000,000

Unit Price		$17.00

Underwriting Spread or Commission		$1.02

Number of Shares Purchased 		12,800

Dollar Amount of Purchases		$217,600

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.06%
by Portfolio

Percentage of Portfolio assets                  0.104%
applied to purchases

Percentage of offering purchased		3.05%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Credit Suisse

Underwriting Syndicate Members		J.P. Morgan Securities






Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Workday, Inc.
Title of Security		Workday, Inc. (WDAY)


Date of First Offering			10/12/2012

Amount of Total Offering		 $637,000,000

Unit Price		$28.00

Underwriting Spread or Commission		$1.68

Number of Shares Purchased 		4,400

Dollar Amount of Purchases		$123,200

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.02%
by Portfolio

Percentage of Portfolio assets                  0.061%
applied to purchases

Percentage of offering purchased		1.88%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		J.P. Morgan Securities





Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Graphic Packaging Holding Company
Title of Security		Graphic Packaging Holding Company (GPK) Secondary


Date of First Offering			12/13/2012

Amount of Total Offering		 $112,850,000

Unit Price		$6.10

Underwriting Spread or Commission		$0.30

Number of Shares Purchased 		39,700

Dollar Amount of Purchases		$242,170

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.21%
by Portfolio

Percentage of Portfolio assets                  0.12%
applied to purchases

Percentage of offering purchased		1.91%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		J.P. Morgan Securities, Goldman Sachs,
					Merrill Lynch, Pierce, Fenner & Smith, Inc.
					Citigroup Global Markets, Inc.
					Deutsche Bank Securities, Inc.
					Robert W. Baird & Co., Inc.
					Oppenheimer & Co., Inc.





Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Bright Horizons Family Solutions, Inc. (BFAM)
Title of Security		Bright Horizons Family Solutions, Inc. (BFAM) IPO

Date of First Offering			1/25/2013

Amount of Total Offering		 $222,200,000

Unit Price		$22.00

Underwriting Spread or Commission		$1.49

Number of Shares Purchased 		7,400

Dollar Amount of Purchases		$162,800

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.07%
by Portfolio

Percentage of Portfolio assets                  0.05%
applied to purchases

Percentage of offering purchased		0.59%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		J.P. Morgan Securities, Goldman Sachs,
					Merrill Lynch, Pierce, Fenner & Smith, Inc.
					Citigroup Global Markets, Inc.
					Credit Suisse Securities (USA) LLC
					Robert W. Baird & Co., Inc.
					Barclays Capital, Inc.
					BMO Capital Markets Corp.
					Stifel, Nicolaus & Company, Inc.
					Nikko Capital Markets Ltd.



Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Value Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Boise Cascade Company (BCC)
Title of Security		Boise Cascade Company (BCC) IPO

Date of First Offering			2/5/2013

Amount of Total Offering		 $247,058,826

Unit Price		$21.00

Underwriting Spread or Commission		$1.42

Number of Shares Purchased 		13,400

Dollar Amount of Purchases		$281,400

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.11%
by Portfolio

Percentage of Portfolio assets                  0.10%
applied to purchases

Percentage of offering purchased		1.31%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Bank of America Merrill Lynch

Underwriting Syndicate Members		J.P. Morgan Securities, Goldman Sachs,
					Merrill Lynch, Pierce, Fenner & Smith, Inc.
					Citigroup Global Markets, Inc.
					Credit Suisse Securities (USA) LLC
					Wells Fargo Securities, LLC
					Barclays Capital, Inc.
					D.A. Davidson & Co.
					Moelis & Company LLC
					Deutsche Bank Securities, Inc.
					Piper Jaffray & Co.




Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Growth Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Trulia, Inc.
Title of Security		Trulia, Inc. (TRLA) IPO


Date of First Offering			09/20/2012

Amount of Total Offering		 $102,000,000

Unit Price		$17.00

Underwriting Spread or Commission		$1.19

Number of Shares Purchased 		3,800

Dollar Amount of Purchases		$64,600

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.06%
by Portfolio

Percentage of Portfolio assets                  0.009%
applied to purchases

Percentage of offering purchased		4.11%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Deutsche Bank Securities

Underwriting Syndicate Members		J.P. Morgan Securities
					Deutsche Bank Securities
					RBC Capital Markets
					Needham & Company
					William Blair





Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Growth Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Vocera Communications, Inc.
Title of Security		Vocera Communications, Inc.(VCRA) Equity


Date of First Offering			09/7/2012

Amount of Total Offering		 $138,718,750

Unit Price		$28.75

Underwriting Spread or Commission		$1.51

Number of Shares Purchased 		14,200

Dollar Amount of Purchases		$408,250

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.29%
by Portfolio

Percentage of Portfolio assets                  0.489%
applied to purchases

Percentage of offering purchased		6.35%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Piper Jaffray

Underwriting Syndicate Members		J.P. Morgan Securities
					Piper Jaffray
					William Blair
					Robert W. Baird & Co.






Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Growth Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Laredo Petroleum Holdings, Inc. (LPI)
Title of Security		Laredo Petroleum Holdings, Inc. (LPI) Equity

Date of First Offering			10/12/2012

Amount of Total Offering		 $253,125,000

Unit Price		$20.25

Underwriting Spread or Commission		$0.81

Number of Shares Purchased 		12,800

Dollar Amount of Purchases		$259,200

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.10%
by Portfolio

Percentage of Portfolio assets                  1.066%
applied to purchases

Percentage of offering purchased		7.35%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		J.P. Morgan Securities, Goldman Sachs,
					BofA Merrill Lynch
					BMO Capital Markets Corp.
					Wells Fargo Securities
					Scotiabank/Howard Weil
					Capital One Southcoast
					Societe Generale
					BB&T Capital Markets
					Comerica Securities
					BOSC, Inc.
					Mitsubishi UFJ Securities







Name of Registrant:		VALIC II Funds
Name of Portfolio:		Small Cap Growth Fund
Name of Sub Advisor		J.P. Morgan Investment Management, Inc.
Name of Issuer  		Whitewave Foods Company
Title of Security		Whitewave Foods Company (WWAV)


Date of First Offering			10/26/2012

Amount of Total Offering		 $391,000,000

Unit Price		$17.00

Underwriting Spread or Commission		$1.02

Number of Shares Purchased 		8,300

Dollar Amount of Purchases		$141,100

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.04%
by Portfolio

Percentage of Portfolio assets                  0.995%
applied to purchases

Percentage of offering purchased		3.09%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Credit Suisse

Underwriting Syndicate Members		J.P. Morgan Securities
					BofA Merrill Lynch
					Morgan Stanley
					Barclays
					Wells Fargo Securities
					Credit Agricole CIB
					SunTrust Robinson Humphrey
					Credit Suisse